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                                                                   EXHIBIT 10.3

                            PENN-AKRON CORPORATION'S

                         OBLIGATION TO FORWARD PAYMENTS



The undersigned, on behalf of Penn-Akron Corporation, hereby acknowledges that Penn-Akron Corporation has assigned it rights to monies due or to become due under certain contracts and/or purchase orders to PrinVest Corp.

As it may take a few weeks before all such assignments result in the proper redirection of payments to PrinVest's lockbox and, as subsequent payments may be occasionally misdirected to Penn-Akron Corporation, it is agreed, effective immediately, all payments received by Penn-Akron Corporation which relate to any contracts and/or purchase orders previously assigned to PrinVest will be forwarded directly to PrinVest within two (2) business days of their receipt.

Failure to remit any such payments directly and immediately to PrinVest Financial Corp in accordance with Section 6 of the Financing and Security Agreement executed by and between Penn-Akron Corporation and PrinVest Financial Corp, on June 8, 2000, will be deemed an Event of Default thereunder and such diversion of funds may, at the sole discretion of the PrinVest Financial Corp, result in the following:

     1. A five percent (5%) conversion fee, based on the face value of each assigned payment that is received, but not forwarded to Lender.

     2. Renotification to the account debtor to make all future payments directly to the PrinVest's lockbox.

     3. Other remedies available to the Borrower as permitted under the Financing and Security Agreement (as it may have been amended) and the Uniform Commercial Code.




ACCEPTED AND EXECUTED this 8th day of June 2000 .
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PENN-AKRON CORPORATION

By: /s/ Christopher J.S. Baker
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   Signature of President, CFO, Controller or Corporate Officer

   Chief Financial Officer
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   Title

   6/8/2000
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   Date


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